Exhibit 99.1

Raytheon and United Technologies Aerospace Businesses
to Combine in Merger of Equals

•	Combination will create a premier systems provider with advanced technologies to address rapidly growing segments of aerospace and defense
•	Expanded technology and R&D capabilities to deliver innovative and cost-effective solutions aligned with customer priorities
•
Significant near- and long-term benefits expected from uniting complementary portfolios of platform-agnostic capabilities, resulting in more than $1 billion of gross annual cost synergies by year four, as well as new revenue opportunities from combined technology

•	Return of capital to shareowners expected to be $18 to $20 billion in first 36 months following completion of the merger
•
United Technologies’ separation into three independent companies remains on track; merger is expected to be tax-free and close in the first half of 2020, following completion of UTC portfolio separation

WALTHAM, Mass. and FARMINGTON, Conn., June 9, 2019 – Raytheon Company (NYSE: RTN) and United Technologies Corp. (NYSE: UTX) have entered into an agreement to combine in an all-stock merger of equals.  The transaction will create a premier systems provider with advanced technologies to address rapidly growing segments within aerospace and defense. The merger of Raytheon, a leading defense company, and United Technologies, a leading aerospace company, comprised of Collins Aerospace and Pratt & Whitney, will offer a complementary portfolio of platform-agnostic aerospace and defense technologies. The combined company, which will be named Raytheon Technologies Corporation, will offer expanded technology and R&D capabilities to deliver innovative and cost-effective solutions aligned with customer priorities and the national defense strategies of the U.S. and its allies and friends. The combination excludes Otis and Carrier, which are expected to be separated from United Technologies in the first half of 2020 as previously announced.

The combined company will have approximately $74 billion in pro forma 2019 sales. With a strong balance sheet and robust cash generation, Raytheon Technologies will enjoy enhanced resources and financial flexibility to support significant R&D and capital investment through business cycles.

Under the terms of the agreement, which was unanimously approved by the Boards of Directors of both companies, Raytheon shareowners will receive 2.3348 shares in the combined company for each Raytheon share. Upon completion of the merger, United Technologies shareowners will own approximately 57 percent and Raytheon shareowners will own approximately 43 percent of the combined company on a fully diluted basis. The merger is expected to close in the first half of 2020, following completion by United Technologies of the previously announced separation of its Otis and Carrier businesses. The timing of the separation of Otis and Carrier is not expected to be affected by the proposed merger and remains on track for completion in the first half of 2020. The merger is intended to qualify as a tax-free reorganization for U.S. federal income tax purposes.

“Today is an exciting and transformational day for our companies, and one that brings with it tremendous opportunity for our future success. Raytheon Technologies will continue a legacy of innovation with an expanded aerospace and defense portfolio supported by the world’s most dedicated workforce,” said Tom Kennedy, Raytheon Chairman and CEO. “With our enhanced capabilities, we will deliver value to our customers by anticipating and addressing their most complex challenges, while delivering significant value to shareowners.”

“The combination of United Technologies and Raytheon will define the future of aerospace and defense,” said Greg Hayes, United Technologies Chairman and CEO. “Our two companies have iconic brands that share a long history of innovation, customer focus and proven execution. By joining forces, we will have unsurpassed technology and expanded R&D capabilities that will allow us to invest through business cycles and address our customers’ highest priorities. Merging our portfolios will also deliver cost and revenue synergies that will create long-term value for our customers and shareowners.”

Combination to Create Long-Term Value
•
Balanced and diversified aerospace and defense portfolio that is resilient across business cycles: The merger establishes a broad and complementary portfolio of platform-agnostic capabilities across the high-growth segments of aerospace and defense, reducing risk of concentration in any individual platform or program.

•
Highly complementary technology and R&D platform: With a combined annual company and customer funded R&D spend of approximately $8 billion, seven technology Centers of Excellence, and over 60,000 engineers, the company will develop new, critical technologies faster and more efficiently than ever before. Areas of joint advancement include, but are not limited to: hypersonics and future missile systems; directed energy weapons; intelligence, surveillance, and reconnaissance (ISR) in contested environments; cyber protection for connected aircraft; next generation connected airspace; and advanced analytics and artificial intelligence for commercial aviation.

•
Attractive financial profile with strong cash flow generation and balance sheet: Robust free cash flow growth and a strong balance sheet will support continued investment and return of capital to shareowners. The combined company expects to return $18 to $20 billion of capital to shareowners in the first 36 months following completion of the merger. As a result of the combination, the company also expects to capture more than $1 billion in gross annual run-rate cost synergies by year four post-close, with approximately $500 million in annual savings returned to customers. In addition, the combination presents significant long-term revenue opportunities from technology synergies.

•
Complementary company culture: The combined company will have a strong performance-based culture focused on integrity, collaboration, innovation, diversity and corporate social responsibility.  Employees will have expanded opportunities for career development and advancement in high-growth areas, as well as ongoing engagement in local communities.

Pro Forma Business Structure
Raytheon plans to consolidate its four businesses into two businesses to be named Intelligence, Space & Airborne Systems and Integrated Defense & Missile Systems. The new businesses will join Collins Aerospace and Pratt & Whitney to form the four businesses of Raytheon Technologies.

Pro Forma Capital Structure
Net debt for the combined company at the time of closing is expected to be approximately $26 billion, with United Technologies expected to contribute approximately $24 billion. The combined company targets an ‘A’ category credit rating at the time of the closing.

Leadership and Governance
The combined company’s Board of Directors will be comprised of 15 members, consisting of 8 directors from United Technologies and 7 from Raytheon, with the lead director from Raytheon. Tom Kennedy will be appointed Executive Chairman and Greg Hayes will be named CEO of Raytheon Technologies. Two years following the close of the transaction, Hayes will assume the role of Chairman and CEO.

Raytheon Technologies will be headquartered in the greater Boston metro area, and will retain a corporate presence in existing locations. The company will be led by a highly experienced, proven leadership team with a strong track record of innovation, delivering on synergies, and meeting financial and customer commitments.

Timing and Closing
The transaction is subject to the satisfaction of customary closing conditions, including receipt of required regulatory approvals, the approval of Raytheon and United Technologies shareowners, as well as completion by United Technologies of the separation of its Otis and Carrier businesses.  As previously mentioned, the transaction is expected to close in the first half of 2020.

2019 Financial Outlook
There is no change to either Raytheon’s or United Technologies’ financial outlook for 2019.

Advisors
Citigroup Global Markets Inc. is acting as financial advisor to Raytheon, and RBC Capital Markets LLC provided a fairness opinion. Shearman & Sterling LLP is serving as legal advisor to Raytheon. Morgan Stanley & Co. LLC, Evercore, and Goldman Sachs & Co. LLC are acting as financial advisors to United Technologies. Wachtell, Lipton, Rosen & Katz is serving as legal advisor to United Technologies.

Conference Call
A conference call to discuss the merger will be held tomorrow, June 10, 2019 at 8:00 a.m. EDT. Participants will include Tom Kennedy, Chairman and CEO of Raytheon; Greg Hayes, Chairman and CEO of United Technologies; Toby O’Brien, vice president and Chief Financial Officer of Raytheon; and Akhil Johri, executive vice president and Chief Financial Officer of United Technologies.

The dial-in number for the conference call will be (877) 280-7280. The conference call will also be audiocast online at www.raytheon.com/ir and www.utc.com. Individuals may listen to the call and download charts that will be used during the call. These charts will be available prior to the call. Interested parties are encouraged to check the website ahead of time to ensure their computers are configured for the audio stream.

Transaction Website
Additional information on the merger and related materials can be found on a joint transaction website at www.futureofaerospacedefense.com.

About Raytheon
Raytheon Company is a technology and innovation leader specializing in defense, civil government and cybersecurity solutions. With a history of innovation, Raytheon provides state-of-the-art electronics, mission systems integration, C5I® products and services, sensing, effects and mission support for customers in more than 80 countries. Raytheon is headquartered in Waltham, Massachusetts. Follow us on Twitter.

About United Technologies
United Technologies Corp., based in Farmington, Connecticut, provides high technology products and services to the building and aerospace industries. By combining a passion for science with precision engineering, the company is creating smart, sustainable solutions the world needs. For more information about the company, visit our website at www.utc.com or on Twitter @UTC.
Raytheon Contacts
Media	Corinne Kovalsky	781.522.5899
Investor Relations	Kelsey DeBriyn	781.522.5141

United Technologies Contacts
Media	Bethany Sherman Marleen Geerlof	917.373.6465 646.401.2624
Investor Relations	Carroll Lane	860.728.7575

Cautionary Statement
This communication contains statements which, to the extent they are not statements of historical or present fact, constitute “forward-looking statements” under the securities laws. From time to time, oral or written forward-looking statements may also be included in other information released to the public. These forward-looking statements are intended to provide Raytheon Company’s and United Technologies’ respective management’s current expectations or plans for our future operating and financial performance, based on assumptions currently believed to be valid. Forward-looking statements can be identified by the use of words such as “believe,” “expect,” “expectations,” “plans,” “strategy,” “prospects,” “estimate,” “project,” “target,” “anticipate,” “will,” “should,” “see,” “guidance,” “outlook,” “confident,” “on track” and other words of similar meaning.

Forward-looking statements may include, among other things, statements relating to future sales, earnings, cash flow, results of operations, uses of cash, share repurchases, tax rates, R&D spend, other measures of financial performance, potential future plans, strategies or transactions, credit ratings and net indebtedness, other anticipated benefits of the proposed merger or the spin-offs by United Technologies of Otis and Carrier into separate independent companies (the “separation transactions”), including estimated synergies and customer cost savings resulting from the proposed merger, the expected timing of completion of the proposed merger and the separation transactions, estimated costs associated with such transactions and other statements that are not historical facts. All forward-looking statements involve risks, uncertainties and other factors that may cause actual results to differ materially from those expressed or implied in the forward-looking statements. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the U.S. Private Securities Litigation Reform Act of 1995. Such risks, uncertainties and other factors include, without limitation: (1) the effect of economic conditions in the industries and markets in which United Technologies and Raytheon Company operate in the U.S. and globally and any changes therein, including financial market conditions, fluctuations in commodity prices, interest rates and foreign currency exchange rates, levels of end market demand in construction and in both the commercial and defense segments of the aerospace industry, levels of air travel, financial condition of commercial airlines, the impact of weather conditions and natural disasters, the financial condition of our customers and suppliers, and the risks associated with U.S. government sales (including changes or shifts in defense spending due to budgetary constraints, spending cuts resulting from sequestration, a government shutdown, or otherwise, and uncertain funding of programs); (2) challenges in the development, production, delivery, support, performance and realization of the anticipated benefits (including our expected returns under customer contracts) of advanced technologies and new products and services; (3) the scope, nature, impact or timing of the proposed merger and the separation transactions and other merger, acquisition and divestiture activity, including among other things the integration of or with other businesses and realization of synergies and opportunities for growth and innovation and incurrence of related costs and expenses; (4) future levels of indebtedness, including indebtedness that may be incurred in connection with the proposed merger and the separation transactions, and capital spending and research and development spending; (5) future availability of credit and factors that may affect such availability, including credit market conditions and our capital structure; (6) the timing and scope of future repurchases by the companies of their respective common stock, which may be suspended at any time due to various factors, including market conditions and the level of other investing activities and uses of cash, including in connection with the proposed merger; (7) delays and disruption in delivery of materials and services from suppliers;

(8) company and customer-directed cost reduction efforts and restructuring costs and savings and other consequences thereof (including the potential termination of U.S. government contracts and performance under undefinitized contract awards and the potential inability to recover termination costs); (9) new business and investment opportunities; (10) the ability to realize the intended benefits of organizational changes; (11) the anticipated benefits of diversification and balance of operations across product lines, regions and industries; (12) the outcome of legal proceedings, investigations and other contingencies; (13) pension plan assumptions and future contributions; (14) the impact of the negotiation of collective bargaining agreements and labor disputes; (15) the effect of changes in political conditions in the U.S. and other countries in which United Technologies, Raytheon Company and the businesses of each operate, including the effect of changes in U.S. trade policies or the U.K.’s pending withdrawal from the European Union, on general market conditions, global trade policies and currency exchange rates in the near term and beyond; (16) the effect of changes in tax (including U.S. tax reform enacted on December 22, 2017, which is commonly referred to as the Tax Cuts and Jobs Act of 2017), environmental, regulatory and other laws and regulations (including, among other things, export and import requirements such as the International Traffic in Arms Regulations and the Export Administration Regulations, anti-bribery and anti-corruption requirements, including the Foreign Corrupt Practices Act, industrial cooperation agreement obligations, and procurement and other regulations) in the U.S. and other countries in which United Technologies, Raytheon Company and the businesses of each operate; (17) negative effects of the announcement or pendency of the proposed merger or the separation transactions on the market price of United Technologies’ and/or Raytheon Company’s respective common stock and/or on their respective financial performance; (18) the ability of the parties to receive the required regulatory approvals for the proposed merger (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction) and approvals of United Technologies’ shareowners and Raytheon Company’s shareholders and to satisfy the other conditions to the closing of the merger on a timely basis or at all; (19) the occurrence of events that may give rise to a right of one or both of the parties to terminate the merger agreement; (20) risks relating to the value of the United Technologies’ shares to be issued in the proposed merger, significant transaction costs and/or unknown liabilities; (21) the possibility that the anticipated benefits from the proposed merger cannot be realized in full or at all or may take longer to realize than expected, including risks associated with third party contracts containing consent and/or other provisions that may be triggered by the proposed transaction;

(22) risks associated with transaction-related litigation; (23) the possibility that costs or difficulties related to the integration of United Technologies’ and Raytheon Company’s operations will be greater than expected; (24) risks relating to completed merger, acquisition and divestiture activity, including United Technologies’ integration of Rockwell Collins, including the risk that the integration may be more difficult, time-consuming or costly than expected or may not result in the achievement of estimated synergies within the contemplated time frame or at all; (25) the ability of each of Raytheon Company, United Technologies, the companies resulting from the separation transactions and the combined company to retain and hire key personnel; (26) the expected benefits and timing of the separation transactions, and the risk that conditions to the separation transactions will not be satisfied and/or that the separation transactions will not be completed within the expected time frame, on the expected terms or at all; (27) the intended qualification of (i) the merger as a tax-free reorganization and (ii) the separation transactions as tax-free to United Technologies and United Technologies’ shareowners, in each case, for U.S. federal income tax purposes; (28) the possibility that any opinions, consents, approvals or rulings required in connection with the separation transactions will not be received or obtained within the expected time frame, on the expected terms or at all; (29) expected financing transactions undertaken in connection with the proposed merger and the separation transactions and risks associated with additional indebtedness; (30) the risk that dissynergy costs, costs of restructuring transactions and other costs incurred in connection with the separation transactions will exceed United Technologies’ estimates; and (31) the impact of the proposed merger and the separation transactions on the respective businesses of Raytheon Company and United Technologies and the risk that the separation transactions may be more difficult, time-consuming or costly than expected, including the impact on United Technologies’ resources, systems, procedures and controls, diversion of its management’s attention and the impact on relationships with customers, suppliers, employees and other business counterparties. There can be no assurance that the proposed merger, the separation transactions or any other transaction described above will in fact be consummated in the manner described or at all. For additional information on identifying factors that may cause actual results to vary materially from those stated in forward-looking statements, see the reports of United Technologies and Raytheon Company on Forms 10-K, 10-Q and 8-K filed with or furnished to the Securities and Exchange Commission (the “SEC”) from time to time. Any forward-looking statement speaks only as of the date on which it is made, and United Technologies and Raytheon Company assume no obligation to update or revise such statement, whether as a result of new information, future events or otherwise, except as required by applicable law.

Additional Information
In connection with the proposed merger, United Technologies will file a registration statement on Form S-4, which will include a document that serves as a prospectus of United Technologies and a joint proxy statement of United Technologies and Raytheon Company (the “joint proxy statement/prospectus”), and each party will file other documents regarding the proposed merger with the SEC. In addition, in connection with the separation transactions, subsidiaries of United Technologies will file registration statements on Form 10 or S-1. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. A definitive joint proxy statement/prospectus will be sent to United Technologies’ shareowners and Raytheon Company’s shareholders. Investors and security holders will be able to obtain the registration statements and the joint proxy statement/prospectus free of charge from the SEC’s website or from United Technologies or Raytheon Company. The documents filed by United Technologies with the SEC may be obtained free of charge at United Technologies’ website at www.utc.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from United Technologies by requesting them by mail at UTC Corporate Secretary, 10 Farm Springs Road, Farmington, CT, 06032, by telephone at 1-860-728-7870 or by email at corpsec@corphq.utc.com. The documents filed by Raytheon Company with the SEC may be obtained free of charge at Raytheon Company’s website at www.raytheon.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from Raytheon Company by requesting them by mail at Raytheon Company, Investor Relations, 870 Winter Street, Waltham, MA, 02541, by telephone at 1-781-522-5123 or by email at invest@raytheon.com.

Participants in the Solicitation
United Technologies and Raytheon Company and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed merger. Information about United Technologies’ directors and executive officers is available in United Technologies’ proxy statement dated March 18, 2019, for its 2019 Annual Meeting of Shareowners. Information about Raytheon Company’s directors and executive officers is available in Raytheon Company’s proxy statement dated April 16, 2019, for its 2019 Annual Meeting of Shareholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the transaction when they become available. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from United Technologies or Raytheon Company as indicated above.

No Offer or Solicitation
This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.